                                                                    Exhibit 99.5

Jun-2002                        1995-C                             Page 1

                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                            SERIES 1995-C
                     CC MASTER CREDIT CARD TRUST II
                  (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                       $2,591,799,604.05
Beginning of the Month Finance Charge Receivables:                    $134,031,322.06
Beginning of the Month Discounted Receivables:                                  $0.00
Beginning of the Month Total Receivables:                           $2,725,830,926.11

Removed Principal Receivables:                                                  $0.00
Removed Finance Charge Receivables:                                             $0.00
Removed Total Receivables:                                                      $0.00

Additional Principal Receivables:                                               $0.00
Additional Finance Charge Receivables:                                          $0.00
Additional Total Receivables:                                                   $0.00

Discounted Receivables Generated this Period:                                   $0.00

End of the Month Principal Receivables:                             $2,591,257,172.52
End of the Month Finance Charge Receivables:                          $136,465,334.68
End of the Month Discounted Receivables:                                        $0.00
End of the Month Total Receivables:                                 $2,727,722,507.20

Special Funding Account Balance                                                 $0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)     $1,482,000,000.00
End of the Month Transferor Amount                                  $1,109,257,172.52
End of the Month Transferor Percentage                                         42.81%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                             $57,754,094.93
     60-89 Days Delinquent                                             $41,871,886.55
     90+ Days Delinquent                                               $79,055,181.70

     Total 30+ Days Delinquent                                        $178,681,163.18
     Delinquent Percentage                                                      6.55%

Defaulted Accounts During the Month                                    $16,677,241.06
Annualized Default Percentage                                                   7.72%

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Jun-2002                        1995-C                                    Page 2

Principal Collections                                            $278,726,653.98
Principal Payment Rate                                                    10.75%

Total Payment Rate                                                        11.63%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $322,000,000.00
     Class B Initial Invested Amount                              $28,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $350,000,000.00

INVESTED AMOUNTS, as of July 15, 2002
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                      $32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

ADJUSTED INVESTED AMOUNTS, as of July 15, 2002
     Class A Adjusted Invested Amount                            $368,000,000.00
     Class B Adjusted Invested Amount                             $32,000,000.00
                                                                 ---------------
TOTAL ADJUSTED INVESTED AMOUNT                                   $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.43%

PRINCIPAL ALLOCATION PERCENTAGE                                           15.43%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $2,573,847.31

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $5,890,894.40
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $5,890,894.40

     Class A Monthly Interest                                        $601,066.67
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $2,367,939.52

TOTAL CLASS A EXCESS SPREAD                                        $2,461,888.21

REQUIRED AMOUNT                                                            $0.00

Jun-2002                        1995-C                                    Page 3

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                        8.00%

     Class B Finance Charge Collections                                                 $512,251.69
     Other Amounts                                                                            $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                           $512,251.69

     Class B Monthly Interest                                                            $55,377.78
     Class B Servicing Fee                                                               $40,000.00

TOTAL CLASS B EXCESS SPREAD                                                             $416,873.91

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                   $2,878,762.12

     Excess Spread Applied to Required Amount                                                 $0.00

     Excess Spread Applied to Class A Investor Charge Offs                                    $0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount       $205,907.79

     Excess Spread Applied to Class B Reductions of Class B Investe                           $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                $26,133.33

     Excess Spread Applied to Cash Collateral Account                                         $0.00

     Excess Spread Applied to Reserve Account                                        $28,000,000.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                              $162.43

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                 $646,558.57

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Jun-2002                             1995-C                          Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,588,561.84

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                     $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.11%
    Base Rate (Prior Month)                                                4.11%
    Base Rate (Two Months Ago)                                             4.13%
                                                                       --------
THREE MONTH AVERAGE BASE RATE                                              4.12%

    Portfolio Yield (Current Month)                                       11.49%
    Portfolio Yield (Prior Month)                                         12.17%
    Portfolio Yield (Two Months Ago)                                      11.12%
                                                                       --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.59%

Jun-2002                             1995-C                          Page 5

PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $39,575,362.42

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                  $3,441,335.86

TOTAL PRINCIPAL COLLECTIONS                                       $43,016,698.28

INVESTOR DEFAULT AMOUNT                                            $2,573,847.31

REALLOCATED PRINCIPAL COLLECTIONS                                          $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $45,590,545.59

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                               $52,000,000.00
    Available Cash Collateral Amount                              $52,000,000.00

Jun-2002                             1995-C                          Page 6

INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Michael J. Grubb
                                             -----------------------------
                                             Michael J. Grubb
                                             First Vice President